September 2020 Subordinated Notes Offering Presentation NASDAQ: PBHC

Notice to Recipients This confidential subordinated notes offering presentation (this “Presentation”) has been prepared solely for general informational purposes by Pathfinder Bancorp, Inc. (the “Company,” the “holding company,” “we” or “our”), and is being furnished solely for use by prospective participants in considering participation in the proposed private offering (the “Offering”) of the Company’s subordinated notes (the “Securities”). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted to the recipient by the Company or any other person in the course of the recipient’s evaluation of the Offering. The Securities are not a deposit or bank account, and are not, and will not be, insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other federal or state government agency. Investment in the Securities has not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System, the New York State Department of Financial Services or any other federal or state regulatory authority, nor has any authority passed upon or endorsed the merits of the Offering or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The Company has authorized Performance Trust Capital Partners, LLC, to act as its sole placement agent in the Offering. The information contained herein is intended only as an outline that has been prepared to assist interested parties in making their own evaluations of the Company. It does not purport to be all-inclusive or to contain all of the information that a prospective participant may desire. Each recipient of the information and data contained herein should perform its own independent investigation and analysis of the Offering and the value of the Company. The information and data contained herein are not a substitute for a recipient’s independent evaluation and analysis. In making an investment decision, prospective participants must rely on their own examination of the Company, including the merits and risks involved. Prospective participants are urged to consult with their own legal, tax, investment and accounting advisers with respect to the consequences of an investment in the Company. In the event that any portion of this Presentation is inconsistent with or contrary to any of the terms of the form of a note purchase agreement or subordinated note (collectively, the “NPA”), the NPA shall control. Except as otherwise indicated, this Presentation speaks as of the date hereof. The delivery of this Presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. You will be given the opportunity to ask questions of and receive answers from Company representatives concerning the Company’s business and the terms and conditions of the Offering, and the Company may provide you with additional relevant information that you may reasonably request to the extent the Company possesses such information or can obtain it without unreasonable effort or expense. Except for information provided in response to such requests, the Company has not authorized any other person to give you information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity. The Company is not providing you with any legal, business, tax or other advice regarding an investment in the Securities. You should consult with your own advisors as needed to assist you in making your investment decision and to advise you whether you are legally permitted to purchase the Securities.

Offering Disclaimer This Presentation has been prepared by the Company solely for informational purposes based on information regarding our operations, as well as information from public sources. This Presentation is for information purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors. The information in this Presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. The Company reserves the right to request the return of this Presentation at any time. Any offering of securities may be made only by a note purchase agreement and the information contained herein will be superseded in its entirety by such note purchase agreement together with the actual forms of subordinated notes offered thereby. This Presentation does not contain all of the information you should consider before investing in securities of the Company and should not be construed as investment, legal, regulatory or tax advice. Each potential investor should review the note purchase agreement, make such investigation, including asking any questions, as it deems necessary to arrive at an independent evaluation of an investment in the securities mentioned in this Presentation and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this Presentation. The securities described in this Presentation will be subject to significant limitations on their liquidity. Only potential investors who can bear the risk of an unregistered illiquid investment should consider investment in the securities described herein. The securities referenced in this Presentation have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold absent registration or an exemption from registration under applicable law. Such securities have not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or any regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of any proposed offering of these securities or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The securities described in this Presentation are not deposits or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency. This Presentation and oral statements made from time to time by the Company and the Company’s representatives may contain “forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. You should not place undue reliance on those statements because they are subject to numerous risks and uncertainties relating to the Company’s operations and business environment, all of which are difficult to predict and may be beyond our control. Forward-looking statements include information concerning the Company’s future results, interest rates and the interest rate environment, loan and deposit growth, loan performance, operations, employees and business strategy. These statements often include words such as "may," "believe," "expect," "anticipate," "intend," “potential,” “opportunity,” “could,” “project,” “seek,” “should,” “will,” “would,” "plan,” “suggest,” "estimate" or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the information in the forward-looking statements and can change as a result of many possible events or factors, not all of which are known to us or in our control. These factors include but are not limited to: (i) prevailing local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (ii) changes in interest rates, loan demand and real estate values, any of which can materially affect origination levels and gain on sale results in our business, as well as other aspects of our financial performance, including earnings on interest-bearing assets; (iii) the level of defaults, losses and prepayments on loans made by us, whether held in portfolio or sold in the whole loan secondary markets, which can materially affect charge-off levels and required credit loss reserve levels; (iv) changes in monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; (v) changes in the banking and other financial services regulatory environment; (vi) competition with national, regional and community financial institutions; (vii)  failures of or interruptions in the communications and information systems on which we rely to conduct business; (viii) expected or potential impacts of public health crises (such as governmental, social and economic effects of the novel coronavirus (COVID-19) pandemic); (ix) levels of unemployment in the Company’s market area; (x) the impact of the COVID-19 pandemic on our business, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the CARES Act and the programs established thereunder, and our participation in such programs; (xi) volatility and disruption in national and international financial markets; (xii) the effect of changes in accounting policies and practices as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board, and other accounting standard setters; (xiii) the ability to redeem our existing indebtedness (and any required regulatory approvals); and (xiv) our success at managing the risks involved in the foregoing factors. All statements in this Presentation, including forward-looking statements, speak only as of the date they are made. Although the Company believes that these forward-looking statements are based on reasonable assumptions, beliefs and expectations, if a change occurs or our beliefs, assumptions and expectations were incorrect, our business, financial condition, liquidity or results of operations may vary materially from those expressed in our forward-looking statements. New risks and uncertainties arise from time to time, and we cannot predict these events or how they may affect the Company. The Company has no duty to, and does not intend to, update or revise the forward-looking statements after the date on which they are made except as required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this Presentation or elsewhere might not reflect our actual results. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation of the Company. The Company, together with its officers, directors and placement agent, expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom. This Presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes that these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the appendix to this presentation.

Table of Contents Executive Summary 5 I Asset Highlights 17 III Liabilities Highlights 26 IV Capital Highlights 30 V Income Statement Highlights 32 VI Management Team and Board Information 14 II Appendix 38 VII

Executive Summary

Terms of the Offered Securities Issuer: Pathfinder Bancorp, Inc. (the “Company”), the 100% holding company of Pathfinder Bank (the "Bank") Ticker: NASDAQ: PBHC Security: Subordinated Debt Principal Amount: $25 million Term: 10-year, no-call 5-year Coupon: Fixed [X]% for 5 years Floating at SOFR + [X]% thereafter Optional Redemption: Redeemable at par in whole or in part anytime after 5 years from date of issuance Credit Rating: Egan Jones rated BBB senior, BBB- subordinated debt Regulatory Capital: Structured consistent with requirements for Tier 2 capital treatment at the holding company Use of Proceeds: Enhance the Bank’s capital to support ongoing growth, general corporate purposes, repayment of existing subordinated debt, and potential future strategic opportunities Registration Rights: Follow-on registration rights post-close Expected Pricing Date: October 2020 Settlement: DTC Sole Placement Agent: Performance Trust Capital Partners, LLC

Originally opened as Oswego City Savings Bank in 1859; became Pathfinder Bank in 2000 Headquartered in Oswego, NY Operates 11 locations in the central New York area 10 full-service locations in the Syracuse MSA and 1 loan production office in Utica, NY In 2014, converted from MHC to 100% publicly-owned institution through “second step” transaction Single Bank Holding Company (Pathfinder Bancorp, Inc.) is 100% owner of one bank subsidiary, Pathfinder Bank (NASDAQ: PBHC) The Company began trading publicly on the NASDAQ exchange in November 1995 Castle Creek Capital was the lead investor in a $19.6 million equity offering(3) in May 2019 and currently owns a 27.4% fully-diluted position(4) ~19.4% fully-diluted insider ownership Company Overview Source: S&P Global Market Intelligence; Company provided documents; Note: “2020 YTD” data as of June 30, 2020 Includes $15.4 million of convertible preferred equity Total RBC Ratio shown for Pathfinder Bank $19.6 million of net proceeds received from $20.8 million gross offering amount Excludes warrant to purchase 125,000 shares of common stock See page 42 for non-GAAP reconciliation information Branch Map Corporate Overview PBHC Financial Overview Pathfinder Bank (10) Loan Production Office (1)

Key Milestones 2012 2015 2015 Issued $10 million subordinated loan agreement maturing in 2025 and callable after October 2020 2011 Opened first branch in Onondaga County (Syracuse market) 2018 Total assets increased from $561 million at December 31, 2014 to $933 million at December 31, 2018 2019 Private Placement Equity Capital Raise of $19.6 million (net proceeds) led by Castle Creek (has board observer rights) 2014 To Date Organic growth funded by second step transaction 2016 Proceeds from subordinated loan agreement used to repay SBLF preferred stock that was issued in 2011 1995 Converted from mutual institution to mutual holding company structure (MHC) 1995 2019 2018 Opened LPO in the Mohawk Valley, Utica banking office in October, and third office in Onondaga County in Clay 2014 Opened branch in downtown Syracuse 2014 Converted from MHC to 100% publicly-owned institution through “second step” transaction

Source: S&P Global Market Intelligence; Population and MSA data as of April 2020 Centerstate Corporation for Economic Opportunity Syracuse.com Syracuse MSA, New York The Syracuse MSA has a population of 650,000 and a median household income of $63,858. The Syracuse MSA Median Household income is anticipated to grow 10.2% between 2020 and 2025. Encompasses over 3,000 square miles comprised of three counties – Madison, Onondaga, and Oswego. Home to a diverse range of industries, including Healthcare, Education, Defense, Public Administration, Utilities, and Finance & Insurance. Key employers in the Central New York area include SUNY Upstate Medical University, St. Joseph’s Health, Lockheed Martin, and Syracuse University. Ranked No. 54 overall and No. 3 in New York on U.S. News & World Report’s 125 Best Places to Live in the U.S. (2020). Markets Overview

Investment Highlights (1) Excludes warrant to purchase 125,000 shares of common stock Deposit data as of June 30, 2020 Experienced Management Team Backed by Leading Institutional Investor Senior management has decades of experience in the community banking industry Appointed President in 2000, Tom Schneider has over 30 years of banking experience; previously served as Chief Financial Officer of the Company and the Bank Walter Rusnak, Chief Financial Officer of the Company, has over 30 years of banking experience and has relevant experience in accounting, treasury, investment and financial management An affiliate of Castle Creek Capital LLC led a $19.6 million capital raise in May 2019 and has a 27.4% fully-diluted ownership stake(1) Improving Profitability Metrics Improving profitability with a 20 bps increase in ROAA and 245 bps increase in ROAE from 2019 to 2020YTD Improving expense control with a 13.2% decrease in efficiency ratio and 53 bps decrease in noninterest expense / avg. assets from 2019 to 2020YTD; low net non-interest expense to average assets of 1.54% in Q2 2020 provides cushion against NIM compression Well-Diversified Portfolio with Good Credit Quality PBHC’s loan portfolio is well diversified, with the largest segments being 1-4 family (32%), C&I (28%) and owner occupied CRE (14%) Clean balance sheet as exhibited by NPA/assets ratio of 0.89% as of June 30, 2020 and net charge-offs / avg. loans of 0.08% in 2020YTD and 0.14% on average for the last 3 years. Well-Capitalized The Bank has a Tier 1 leverage ratio of 8.17% and total RBC ratio of 12.64% as of June 30, 2020 pre-capital raise The Company has been proactive in supplementing capital ratios for future growth as exhibited in their subordinated debt issuance in 2015 and equity raise in 2019; additionally, the Company had $8.2 million in holding company cash as of June 30, 2020 Focus on Measured Growth & Risk Mitigation Bank positioned as the market share leader in Oswego County, NY by deposit market share (47.6% deposit market share(2)) with a growing presence in the attractive Onondaga county (opened an LPO and two offices in Onondaga County during 2018) Consistent balance sheet growth over the past 4 years; total loan CAGR of 13.5% and total deposit CAGR of 14.1% since 2016 Increased ALLL from 1.11% of total loans at December 31, 2019 to 1.31% at June 30, 2020 (1.44% excluding PPP loans)

Pro Forma Capital Structure and Regulatory Capital Ratios Source: S&P Global Market Intelligence Note: Invested proceeds from $20.0 million capital raise assumed to have 20% risk-weighting Additional Tier 1 Capital includes $15,370 convertible Preferred Equity and $5,155 Trust Preferred. The Preferred Equity is convertible and only receives a dividend of $69k per quarter Assumes $10mm outstanding sub debt is paid off with portion of proceeds at first call opportunity in January 2021 Assumes placement agent fee of 2% ($500k) and $100k of other issuance costs Represents estimated holding company regulatory ratios illustrative for the offering and not reported by the holding company Note: For illustrative purposes, Bank capital ratios assumes $15 million of $25 million in proceeds raised is down-streamed to the Bank after paying off existing $10mm subordinated debt. Pro Forma (Dollars in thousands) At June 30, 2020 Additionally, the holding company has approximately $8.2mm of existing cash prior to this offering. (2) (1) (3) (4)

Preferred Equity Conversion Summary

Debt Service Coverage Ratio Source: Company documents, S&P Global Market Intelligence Consolidated pre-tax income excludes $410k in realized securities gains in 2019; PF consolidated net income estimated from Pathfinder Bancorp, Inc. financial projections Interest expense on existing BHC debt includes interest paid on $10mm Sub Debt and $5,155 Trust Preferred; PF estimated from Company 2020 financial projections 2020E pro forma annualized values as of June 30, 2020 year-to-date Pro forma consolidated equity assumed to decrease by $600k for placement agent fee and other issuance costs Pro forma June 30, 2020 bank level equity assumes $15mm of proceeds are down-streamed to illustrate effect of double leverage

Management Team and Board Information

Experienced Management Team Source: S&P Global Market Intelligence; Company provided biographies

Ownership Information Source: S&P Global Market Intelligence (1) Excludes warrant to purchase 125,000 shares of common stock Ownership Distribution By Holder Type Ownership Disclosures Strong Ownership Across Senior Management & Board of Directors Creates Direct Alignment With Investors Inclusive of convertible preferred stock, Castle Creek Capital LLC owns 27.4% of the Company on a fully-diluted basis(1) ~19.4% fully-diluted insider ownership

Asset Highlights

Balance Sheet Growth Source: S&P Global Market Intelligence (1)See page 42 for non-GAAP reconciliation information Total Loans Total Assets Tangible Equity Total Deposits ($ in millions) ($ in millions) ($ in millions) ($ in millions) $20.8mm equity raise in 2019 (1)

The securities portfolio, largely consisting of residential and commercial mortgage backed securities and asset backed securities has been managed with a focus on stable returns and supplementing the rest of the balance sheet. Other portfolio information(1): Yield (FTE):2.76% Yield (Book):2.75% Duration 3.44 Investment Portfolio Composition and Performance Source: S&P Global Market Intelligence; Performance Trust Capital Partners Portfolio Management Statistics Asset Class Breakdown Other portfolio information based on Uniform Bank Performance Report as of June 30, 2020. As of June 30, 2020

Loan Portfolio Diversification and Growth Source: S&P Global Market Intelligence (1)Commercial & Industrial loans balance includes $73.7 million of PPP loans PBHC Regulatory Loan Composition PBHC Regulatory Loan Trends ($ in millions) 06/30/20 Regulatory Loan Composition (in $000s) Paycheck Protection Program (PPP) Update: As of 6/30/2020, Pathfinder Bank has booked 641 loans totaling $73.7 million As of 6/30/20, Pathfinder Bank booked $348k in interest income related to PPP loans. This was all earned in the second quarter of 2020. In addition to the $348k in interest income, Pathfinder amortized $675.00 per loan of the total deferral set up on each loan. This was taken on a per loan basis, as reduction of salaries expense (deferred payroll). In addition to the base yield on PPP loans, as of 6/30/20, Pathfinder had approx. $2.0 million in unamortized deferred fees, which will run through income in the future. (1)

Historical Loan Composition & Yields Source: S&P Global Market Intelligence (1)Commercial & Industrial loans balance includes $73.7 million of PPP loans (1) ($ in thousands)

Loan Portfolio by Collateral Type Source: Company provided documents Note:Loan information as of June 30, 2020 Commercial Real Estate All Other Loan Types

COVID-19 Modified Loan Portfolio Detail Source: S&P Global Market Intelligence; Company provided documents Note:Loan modification data as of June 30, 2020 Total Loan Extensions as a % of Total Loans Total: 18.1% Commercial Loan Portfolio Detail as of June 30, 2020: $98.7K of $122.3K of modified loans are in a positive outlook status which is categorized as having one deferral and any of the following: within 30 days of being current, paid off, or paid ahead $22.6K of $25.9K total C&I modified portfolio is secured and allows the Bank to reduce loss exposure in worst-case scenarios

Non-Performing Assets Details Source: S&P Global Market Intelligence; Company provided documents (1)Excludes troubled debt restructurings Commentary Asset Quality Detail as of June 30, 2020: Total non-accrual loans of $8.38M Non-accrual loans to total assets of 0.72% Performing restructured loans (“TDRs”) of $2.02M NPAs to total assets of 0.89% NPAs excluding restructured loans to total assets of 0.72% Total accruing loans 90+ days past due of $0 Commercial non-performing loans of $6.8M consisting of the following: Children’s Museum: Total related credit of $2.3M secured by commercial real estate and state grants Commercial Amusement Park: Total related credit of $1.4M Commercial Rental Property: Total related credit of $500K and is well-secured Remaining $2.5M consisting of 18 total related credits (1)

Asset Quality & Reserve Coverage Ratios Source: S&P Global Market Intelligence Non-performing loans (“NPLs”) include performing troubled debt restructured loans Loan Loss Reserves / NPLs (1) NCOs / Avg. Loans Loan Loss Reserves / Total Loans NPLs / Loans 1.44% exc. PPP Loans

Liabilities Highlights

Deposit Growth Source: S&P Global Market Intelligence (1)PPP-related non-maturity deposits balance of $37.6mm as of 8/31/20 Noninterest Bearing Deposits / Total Deposits (%) Total Deposits ($ in millions) (1)

Deposit Composition Source: S&P Global Market Intelligence (1)Deposit data as of June 30, 2020 Cost of Deposits Deposit Composition(1) CD Maturity / Repricing Schedule(1) (in $000s):

Regional Deposit Information Source: S&P Global Market Intelligence Note:Deposit data as of June 30, 2020 Largest bank by deposit market share in Oswego County Controls approximately 48% of the county’s deposits Growing presence in Onondaga County with three locations; the newest added in November 2018

Capital Highlights

Total Risk-Based & Tier 1 Leverage Regulatory Capital Ratios Tier 1 Risk Based Ratio CET1 Ratio Total Risk Based Ratio Tier 1 Leverage Ratio Well-Capitalized Tier 1 Lev. Ratio(1) (5%) Well-Capitalized CET1 Ratio(1) (6.5%) Well-Capitalized Tier 1 Risk-Based Ratio(1) (8%) Well-Capitalized Total Risk-Based. Ratio(1) (10%) Source: S&P Global Market Intelligence (1)“Expanded Community Bank Guide to the New Capital Rule for FDIC-Supervised Banks”

Income Statement Highlights

Profitability & Expense Controls Source: S&P Global Market Intelligence Note:“2020 YTD” data as of June 30, 2020 ROAE & ROAA Efficiency Ratio

Core Revenue Detail Source: S&P Global Market Intelligence Note:“2020 YTD” data annualized as of June 30, 2020; total revenue is net interest income plus noninterest income * Annualized values as of June 30, 2020 ($ in thousands) *

Net Interest Margin vs. Net Noninterest Expense Source: S&P Global Market Intelligence Note:Pathfinder had approx. $2.0 million in unamortized deferred fees as of June 30, 2020, which will run through income in the future Net NIE / AA = (Noninterest Expense – Noninterest Income) / Avg. Assets Slight drop in NIM at 2020Q2 due to low yielding PPP loans will be offset by unamortized fees that will run through income in the future

Net Interest Income and Net Interest Margin Source: S&P Global Market Intelligence Note:“2020 YTD” data as of June 30, 2020 *Net Interest Income annualized as of June 30, 2020 ($ in thousands) Key Components of NII and NIM Net Interest Income (NII) and Net Interest Margin (NIM) *

Asset-Liability Profile Source: Company’s June 2020 ALM Report

Appendix

Regulatory Bank Financial Highlights Source: S&P Global Market Intelligence Note:Financial data shown at Bank level (1)See page 42 for non-GAAP reconciliation information (1) (1)

Historical Consolidated Balance Sheet Source: S&P Global Market Intelligence, company provided documents

Historical Consolidated Income Statement Source: S&P Global Market Intelligence, company provided documents

Non-GAAP Financial Measures